UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2026

IMAGENEBIO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40287	81-1697316
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12526 High Bluff Drive, Suite 345
San Diego, California	92130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 345-6265

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	IMA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 12, 2026, ImageneBio, Inc. (the “Company”) and Erin Butler, the Company’s Senior Vice President, Finance & Administration and Principal Accounting Officer, agreed to a mutual separation effective March 20, 2026 (the “Butler Separation Date”). Effective as of the Butler Separation Date, Ms. Butler will no longer serve as the Company’s Principal Accounting Officer.

The Company expects to enter into a separation agreement (the “Separation Agreement”) with Ms. Butler, pursuant to which Ms. Butler will receive the severance benefits set forth in her Severance Rights Agreement, dated October 21, 2024 and filed as Exhibit 10.16 to the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on July 29, 2025.

The Company’s board of directors has, effective as of the Butler Separation Date, appointed Bob Lally, our Senior Vice President, Finance & Operations, as the Company’s Principal Accounting Officer.

Bob Lally, age 63, has served as our Senior Vice President, Finance & Operations since July 2025. Previously, Mr. Lally served as Senior Vice President, Finance & Operations at our predecessor, Ikena Oncology, Inc. from December 2022 to July 2025. Mr. Lally served in various roles of increasing responsibility at Prevail Therapeutics Inc. where he served as Vice President, Finance from February 2019 through March 2021 and as Chief Operating Officer from March 2021 through June 2022. Prior to that, Mr. Lally served as Executive Director, Finance and Controller at Arsanis, Inc. from May 2016 through March 2019. Mr. Lally holds a B.S. in finance from the University of Massachusetts, Lowell.

Mr. Lally did not enter into any material plan, contract or arrangement with the Company in connection with his appointment as the Company’s principal accounting officer.

There are no family relationships between Mr. Lally and any of the Company’s current or former directors or executive officers. Mr. Lally is not a party to any transaction that would require disclosure under Item 404(a) of Regulation S-K promulgated under the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMAGENEBIO, INC.

Date: March 17, 2026	By:	/s/ Kristin Yarema
Kristin Yarema, Ph.D.
Chief Executive Officer